Exhibit 10.47

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

FIRST AMENDMENT TO MASTER INCENTIVE AGREEMENT

This First Amendment to Master Incentive Agreement - Custom (“Amendment”), is dated effective as of July 1, 2019 (the “Effective Date”), by and between VALERO MARKETING AND SUPPLY COMPANY, a Delaware corporation (“VMSC”), and GPM PETROLEUM, LLC (“Marketer”).

RECITALS

A. VMSC and Marketer, entered into a Master Incentive Agreement - Custom, dated effective as of April 1, 2016 (as amended hereby, the “Agreement”). All capitalized terms used in this Amendment that are not specifically defined herein, have the meanings given to them in the Agreement.

B. Distributor and VMSC now desire to amend the Agreement from and after the Effective Date, on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the terms, conditions, and covenants set forth in this Agreement, VMSC and Marketer agree as follows:

1. Recitals. The foregoing recitals are true and correct and are incorporated herein.

2. Amendments. From and after the Effective Date, the Agreement is amended as follows:

a. Section 1 is entirely replaced with the following:

1. Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and shall expire on June 30, 2029 (the “Expiration Date”), unless earlier terminated in accordance with the terms of this Agreement.

b. The following definitions are added to Section 2:

“[***] Stations” means, with respect to a particular calendar month during the Term, all Covered Stations for which the [***] for [***] are [***].

“[***] Station Monthly Purchases” means, with respect to a particular calendar month during the Term, the total number of gallons of gasoline purchased during that calendar month by Distributor from VMSC pursuant to the Distributor Agreement [***] for and [***] Stations.

“[***] Stations” means, with respect to a particular calendar month during the Term, all Covered Stations for which the Monthly Purchases for that month are [***].

“[***] Station Monthly Purchases” means, with respect to a particular calendar month during the Term, the total number of gallons of gasoline purchased during that calendar month by Distributor from VMSC pursuant to the Distributor Agreement [***] for and [***] Stations.

c. Section 3 is entirely replaced with the following:

3. Incentive Payments. For each calendar month during the Term from and after July 1, 2019 that both: (1) the Monthly Purchases for that month are not less than [***] of the Covered Station Monthly Contract Volume for that month; and (2) Distributor is not otherwise in default of any of its obligations under the Distributor Agreement, this Agreement, or any other agreement between Distributor and VMSC, Distributor shall earn an incentive (the “Monthly Incentive”), in an amount in dollars equal to: (a) the [***] Station Monthly Purchases multiplied by $[***]; plus (b) the [***] Station Monthly Purchases, multiplied by $[***]. Monthly Incentives will be calculated on a [***] basis and paid to Distributor on a [***] basis within [***] after the end of each [***] during the Term. Notwithstanding anything to the contrary contained herein, in no event shall VMSC be required to pay any Monthly Incentives on any Monthly Purchases in excess of [***] of the Covered Station Monthly Contract Volume.

First Amendment to Master Incentive Agreement - CUSTOM GPM PETROLEUM, LLC - 138690	Page 1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

d. A new Section 9 is added as follows:

9. RFS Program Changes. The incentive rates set in this Agreement are based on an expectation that VMSC refining affiliates will, during the entire Term, continue to be obligated parties under the Environmental Protection Agency’s Renewable Fuel Standard Program (the “Program”), to ensure compliance by obtaining adequate RINs to meet their Renewable Volume Obligation, which is based on the volume of gasoline/diesel fuel those refining affiliates produce. If, after the Effective Date the Program is modified (the effective date of modification is the “Program Change Date”), such that the Renewable Volume Obligation is no longer based on the volume of gasoline/diesel produced by refiners, and is instead based on the amount of gasoline/diesel fuel distributed at truck rack terminals, then VMSC shall have the right, by written notice (the “[***] Notice”) to Distributor, to [***], at any time during the Term beginning no earlier than 180 days after the Program Change Date, to a [***] based on the change to the branded wholesale gasoline market conditions caused by the change to the Program, provided however, that VMSC shall have no right to either: (a) [***] to a [***] that is [***], or (b) [***] the [***] by [***] made to [***] at any of the [***] at which [***] under the Distributor Agreement as of the proposed effective date of the [***]. VMSC shall state in the [***] Notice, the new [***] for [***] Monthly Purchases, [***] Monthly Purchases and the effective date of the [***], which may be no earlier than the first day of the calendar quarter (Jan 1, April 1, July 1 or Oct 1) following the date on which the [***] Notice is given. Distributor shall have the right to a third party blind audit (at Distributor’s expense) to ensure VMSC’s compliance if VMSC sends Distributor an [***] Notice; provided however, that if such audit determines that VMSC is not in compliance with this provision, then in addition to the [***] being [***] to the extent necessary to achieve compliance with this provision, VMSC shall reimburse Distributor for its reasonable expenses in connection with the audit. Notwithstanding anything to the contrary contained herein, Distributor [***] by sending written notice to VMSC thereof (a “Program Change [***]”), not more than 180 days after it receives an [***] Notice, and if Distributor [***] pursuant to this Section 9, then, and only then, will the Monthly Incentive Reimbursement Amount be [***].

3. Miscellaneous.

a. Except as amended hereby, the Agreement remains full force and effect and is hereby ratified and confirmed by the parties.

b. This Amendment shall be binding on and inure to the benefit of the parties and their permitted successors and assigns.

c. In the event of a conflict or discrepancy between the terms of this Amendment and the Agreement, this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have duly executed, sealed, and delivered this Amendment as of the Effective Date.

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GPM PETROLEUM, LLC - 138690

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

MARKETER:		VMSC:

GPM PETROLEUM, LLC		VALERO MARKETING AND SUPPLY COMPANY

By:	/s/ Arie Kotler	By:	/s/ Gary K. Simmons
	Arie Kotler, CEO		Gary K. Simmons, Senior Vice President

By:	/s/ Chris Giacobone
Chris Giacobone, COO

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GPM PETROLEUM, LLC - 138690